UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2003


                          Rachel's Gourmet Snacks, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                    000-31317              41-1766701
          ---------                    ---------              ----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)


            8120 Penn Avenue South, Suite 140, Bloomington, MN 55431
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (952) 884-2305
                                 --------------
                         (Registrant's telephone number)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On May 12, 2003 the Company was notified by its secured lender that it was in default on the terms of its lending agreements with the secured creditor. The companies failure to bring the company into compliance has led the secured creditor to notify us that he intends to enforce his security by taking possession of all of the company's assets effective at close of business on May 16, 2003.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RACHEL'S GOURMET SNACKS, INC.



                                       By:    /s/ Lawrence G. Castriotta
                                          --------------------------------------
Date: May 14, 2003                     Lawrence G. Castriotta
                                         Its Chief Executive Officer